Exhibit 99.1
PRESS RELEASE

FTAI Infrastructure Inc. Reports Third Quarter 2025 Results, Declares Dividend of $0.03 per Share of Common Stock

NEW YORK, October 30, 2025 (GLOBE NEWSWIRE) -- FTAI Infrastructure Inc. (NASDAQ:FIP) (the “Company” or “FTAI Infrastructure”) today reported financial results for the third quarter 2025. The Company’s consolidated comparative financial statements and key performance measures are attached as an exhibit to this press release.
Business Highlights
•Reported $70.9 million of Adjusted EBITDA, up 54% from the second quarter of 2025.
•Closed the acquisition of the Wheeling & Lake Erie Railway into a voting trust on August 25th.
•West Virginia gas production commenced in August, resulting in excess gas sales at Long Ridge.
•Evaluating strategic alternatives for Long Ridge, including a potential sale of the company.

Financial Overview

(in thousands, except per share data)
Selected Financial Results	Q3’25
Net Loss Attributable to Stockholders, Before Series B Preferred Stock Dividend and Loss on Extinguishment of Preferred Stock	$(118,352)
Basic and Diluted Loss per Share of Common Stock	$(1.38)
Adjusted EBITDA (1)	$70,931
Adjusted EBITDA - Four core segments (1)(2)	$76,554
_______________________________
(1)For definitions and reconciliations of non-GAAP measures, please refer to the exhibit to this press release.
(2)Excludes Sustainability and Energy Transition and Corporate and Other segments.
Third Quarter 2025 Dividends
On October 29, 2025, the Company’s Board of Directors (the “Board”) declared a cash dividend on its common stock of $0.03 per share for the quarter ended September 30, 2025, payable on November 28, 2025 to the holders of record on November 14, 2025.
Additional Information
For additional information that management believes to be useful for investors, please refer to the presentation posted on the Investor Relations section of the Company’s website, www.fipinc.com, and the Company’s Quarterly Report on Form 10-Q, when available on the Company’s website. Nothing on the Company’s website is included or incorporated by reference herein.
Conference Call
In addition, management will host a conference call on Friday, October 31, 2025 at 8:00 A.M. Eastern Time. The conference call may be accessed by registering via the following link https://register-conf.media-server.com/register/BIb24fbd29a9a24fb883530bc1dc7ef604. Once registered, participants will receive a dial-in and unique pin to access the call.
A simultaneous webcast of the conference call will be available to the public on a listen-only basis at www.fipinc.com. Please allow extra time prior to the call to visit the site and download the necessary software required to listen to the internet broadcast.
A replay of the conference call will be available after 11:30 A.M. on Friday, October 31, 2025 through 11:30 A.M. on Friday, November 7, 2025 on https://ir.fipinc.com/news-events/events.
The information contained on, or accessible through, any websites included in this press release is not incorporated by reference into, and should not be considered a part of, this press release.

About FTAI Infrastructure Inc.
FTAI Infrastructure primarily invests in critical infrastructure with high barriers to entry across the rail, ports and terminals, and power and gas sectors that, on a combined basis, generate strong and stable cash flows with the potential for earnings growth and asset appreciation. FTAI Infrastructure is externally managed by an affiliate of Fortress Investment Group LLC, a leading, diversified global investment firm.
Cautionary Note Regarding Forward-Looking Statements
Certain statements in this press release may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and beliefs and are subject to a number of trends and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements, many of which are beyond the Company’s control. The Company can give no assurance that its expectations will be attained and such differences may be material. Accordingly, you should not place undue reliance on any forward-looking statements contained in this press release. For a discussion of some of the risks and important factors that could affect such forward-looking statements, see the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, which are available on the Company’s website (www.fipinc.com). In addition, new risks and uncertainties emerge from time to time, and it is not possible for the Company to predict or assess the impact of every factor that may cause its actual results to differ from those contained in any forward-looking statements. Such forward-looking statements speak only as of the date of this press release. The Company expressly disclaims any obligation to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company's expectations with regard thereto or change in events, conditions or circumstances on which any statement is based. This release shall not constitute an offer to sell or the solicitation of an offer to buy any securities.
For further information, please contact:
Alan Andreini
Investor Relations
FTAI Infrastructure Inc.
(646) 734-9414
aandreini@ftaiaviation.com

Exhibit - Financial Statements
FTAI INFRASTRUCTURE INC.
CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited)
(Dollar amounts in thousands, except share and per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Revenues
Total revenues	$140,556	$83,311	$359,003	$250,733

Expenses
Operating expenses	74,985	62,766	216,465	188,566
General and administrative	3,202	2,989	12,177	10,690
Acquisition and transaction expenses	3,221	2,526	15,440	4,373
Management fees and incentive allocation to affiliate	3,782	2,807	10,004	8,584
Depreciation and amortization	34,813	19,492	93,823	60,176
Asset impairment	—	—	4,401	—
Total expenses	120,003	90,580	352,310	272,389

Other income (expense)
Equity in earnings (losses) of unconsolidated entities	2,928	(14,308)	6,247	(38,998)
Gain on sale of assets, net	28	2,758	119,856	2,595
(Loss) gain on modification or extinguishment of debt	(55,208)	747	(59,281)	(8,423)
Interest expense	(73,312)	(31,513)	(175,628)	(88,796)
Other income	5,554	6,537	12,299	15,865
Total other expense	(120,010)	(35,779)	(96,507)	(117,757)
Loss before income taxes	(99,457)	(43,048)	(89,814)	(139,413)
Provision for (benefit from) income taxes	5,081	(92)	(35,481)	1,980
Net loss	(104,538)	(42,956)	(54,333)	(141,393)
Less: Net loss attributable to non-controlling interests in consolidated subsidiaries - common stockholders	(11,497)	(9,963)	(33,998)	(32,053)
Less: Preferred dividends and accretion on redeemable non-controlling interests	12,487	—	12,487	—
Less: Dividends and accretion of redeemable preferred stock	12,824	16,978	55,622	51,563
Net loss attributable to stockholders, before series B preferred stock dividend and loss on extinguishment of preferred stock	$(118,352)	$(49,971)	$(88,444)	$(160,903)

Net loss attributable to common stockholders	$(159,283)	$(49,971)	$(134,924)	$(160,903)

Loss per share:
Basic	$(1.38)	$(0.45)	$(1.17)	$(1.51)
Diluted	$(1.38)	$(0.45)	$(1.18)	$(1.51)
Weighted average shares outstanding:
Basic	115,555,973	109,723,831	114,851,106	106,317,677
Diluted	115,555,973	109,723,831	114,851,106	106,317,677

FTAI INFRASTRUCTURE INC.
CONSOLIDATED BALANCE SHEETS
(Dollar amounts in thousands, except share and per share data)

	(Unaudited)
	September 30, 2025	December 31, 2024
Assets
Current assets:
Cash and cash equivalents	$34,722	$27,785
Restricted cash and cash equivalents	319,194	119,511
Accounts receivable, net	63,664	52,994
Other current assets	25,247	19,561
Total current assets	442,827	219,851
Leasing equipment, net	36,845	37,453
Operating lease right-of-use assets, net	68,563	67,937
Property, plant, and equipment, net	3,255,047	1,653,468
Investment - The Wheeling Corporation	1,112,739	—
Investments	19,642	12,529
Intangible assets, net	44,198	46,229
Goodwill	401,229	275,367
Other assets	70,630	61,554
Total assets	$5,451,720	$2,374,388

Liabilities
Current liabilities:
Accounts payable and accrued liabilities	$203,371	$176,425
Debt, net	1,514,761	48,594
Operating lease liabilities	7,475	7,172
Derivative liabilities	29,679	—
Other current liabilities	15,410	18,603
Total current liabilities	1,770,696	250,794
Debt, net	2,213,630	1,539,241
Operating lease liabilities	61,344	60,893
Derivative liabilities	168,926	—
Warrant liabilities	85,362	—
Other liabilities	72,989	67,104
Total liabilities	4,372,947	1,918,032

Commitments and contingencies	—	—

Redeemable preferred stock Series A ($0.01 par value per share; 200,000,000 total preferred shares authorized; 300,000 Series A shares issued and outstanding as of September 30, 2025 and December 31, 2024, respectively; redemption amount of $0.0 million and $431.8 million at September 30, 2025 and December 31, 2024, respectively)	—	381,218
Redeemable convertible preferred stock Series B ($0.01 par value per share; 200,000,000 total preferred shares authorized; 160,000 and — Series B shares issued and outstanding as of September 30, 2025 and December 31, 2024, respectively; redemption amount of $192.0 million and $— million at September 30, 2025 and December 31, 2024, respectively)	152,642	—

Redeemable preferred stock Series A RailCo - Non-controlling interest (zero par value per share; 1,000,000 total preferred shares authorized; 1,000,000 and — Series A - RailCo shares issued and outstanding as of September 30, 2025 and December 31, 2024, respectively; redemption amount of $1,414.6 million and $— million at September 30, 2025 and December 31, 2024, respectively)	906,058	—

Equity
Common stock ($0.01 par value per share; 2,000,000,000 shares authorized; 116,294,461 and 113,934,860 shares issued and outstanding as of September 30, 2025 and December 31, 2024, respectively)	1,163	1,139
Additional paid in capital	674,797	764,381
Accumulated deficit	(438,640)	(405,818)
Accumulated other comprehensive loss	(56,261)	(157,051)
Stockholders' equity	181,059	202,651
Non-controlling interest in equity of consolidated subsidiaries	(160,986)	(127,513)
Total equity	20,073	75,138
Total liabilities, redeemable preferred stock and equity	$5,451,720	$2,374,388

FTAI INFRASTRUCTURE INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited)
(Dollar amounts in thousands, unless otherwise noted)

	Nine Months Ended September 30,
	2025	2024
Cash flows from operating activities:
Net loss	$(54,333)	$(141,393)
Adjustments to reconcile net loss to net cash used in operating activities:
Equity in (earnings) losses of unconsolidated entities	(6,247)	38,998
Gain on sale of subsidiaries	(119,952)	—
Gain on sale of assets, net	96	(2,595)
Loss on modification or extinguishment of debt	59,281	8,423
Gain on sale of easement	—	(3,486)
Equity-based compensation	3,685	6,768
Depreciation and amortization	93,823	60,176
Asset impairment	4,401	—
Change in deferred income taxes	(36,068)	1,187
Change in fair value of non-hedge derivative	1,268	—
Change in fair value of warrants	(470)	—
Amortization of deferred financing costs	11,366	6,370
Amortization of bond discount	10,055	4,419
Amortization of other comprehensive income	(13,970)	—
Paid-in-kind interest expense	3,325	—
Provision for credit (recovery) losses	(344)	569
Change in:
Accounts receivable	2,038	253
Other assets	(1,022)	(5,982)
Accounts payable and accrued liabilities	1,821	17,676
Derivative liabilities	(67,005)	—
Other liabilities	(7,003)	1,394
Net cash used in operating activities	(115,255)	(7,223)

Cash flows from investing activities:
Investment in unconsolidated entities	(1,121,917)	(2,273)
Investment in convertible promissory notes	—	(31,500)
Acquisition of business, net of cash acquired	226,628	—
Acquisition of leasing equipment	(607)	(1,627)
Acquisition of property, plant and equipment	(214,644)	(53,322)
Proceeds from investor loan	11,001	—
Investment in equity instruments	—	(5,000)
Proceeds from sale of property, plant and equipment	2,660	598
Proceeds from sale of easement	—	3,486
Net cash used in investing activities	(1,096,879)	(89,638)

Cash flows from financing activities:
Proceeds from debt, net	1,744,075	449,689
Repayment of debt	(763,362)	(247,594)
Payment of financing costs	(59,878)	(10,397)
Proceeds from issuance of common stock	2,694	—

Proceeds from issuance of redeemable preferred stock	1,000,000	—
Redeemable preferred stock issuance costs	(20,597)	—
Repayment of preferred stock	(447,121)	—
Cash dividends - common stock	(10,342)	(9,707)
Cash dividends - redeemable preferred stock	(25,516)	(9,723)
Settlement of equity-based compensation	(1,199)	(3,214)
Distributions to non-controlling interests	—	(15,039)
Net cash provided by financing activities	1,418,754	154,015

Net increase in cash and cash equivalents and restricted cash and cash equivalents	206,620	57,154
Cash and cash equivalents and restricted cash and cash equivalents, beginning of period	147,296	87,479
Cash and cash equivalents and restricted cash and cash equivalents, end of period	$353,916	$144,633

Key Performance Measures
The Chief Operating Decision Maker (“CODM”) utilizes Adjusted EBITDA as our key performance measure.
Adjusted EBITDA provides the CODM with the information necessary to assess operational performance, as well as make resource and allocation decisions. Adjusted EBITDA is defined as net income (loss) attributable to stockholders, before series B preferred stock dividend and loss on extinguishment of preferred stock, adjusted (a) to exclude the impact of provision for (benefit from) income taxes, equity-based compensation expense, acquisition and transaction expenses, losses on the modification or extinguishment of debt and capital lease obligations, changes in fair value of non-hedge derivative instruments, asset impairment charges, incentive allocations, depreciation and amortization expense, interest expense, interest and other costs on pension and other pension expense benefits (“OPEB”) liabilities, dividends and accretion of redeemable preferred stock, and other non-recurring items, (b) to include the impact of our pro-rata share of Adjusted EBITDA from unconsolidated entities, and (c) to exclude the impact of equity in earnings (losses) of unconsolidated entities and the non-controlling share of Adjusted EBITDA.
The following table sets forth a reconciliation of net loss attributable to stockholders, before series B preferred stock dividend and loss on extinguishment of preferred stock to Adjusted EBITDA for the three and nine months ended September 30, 2025 and 2024:

	Three Months Ended September 30,		Change	Nine Months Ended September 30,		Change
(in thousands)	2025	2024		2025	2024
Net loss attributable to stockholders, before series B preferred stock dividend and loss on extinguishment of preferred stock	$(118,352)	$(49,971)	$(68,381)	$(88,444)	$(160,903)	$72,459
Add: Provision for (benefit from) income taxes	5,081	(92)	5,173	(35,481)	1,980	(37,461)
Add: Equity-based compensation expense	1,522	2,629	(1,107)	3,685	6,768	(3,083)
Add: Acquisition and transaction expenses	3,221	2,526	695	15,440	4,373	11,067
Add: Losses (gains) on the modification or extinguishment of debt and capital lease obligations	55,208	(747)	55,955	59,281	8,423	50,858
Add: Changes in fair value of non-hedge derivative instruments	211	—	211	211	—	211
Add: Asset impairment charges	—	—	—	4,401	—	4,401
Add: Incentive allocations	—	—	—	—	—	—
Add: Depreciation and amortization expense (1)	26,808	20,725	6,083	83,551	63,418	20,133
Add: Interest expense	73,312	31,513	41,799	175,628	88,796	86,832
Add: Pro-rata share of Adjusted EBITDA from unconsolidated entities (2)	8,323	5,625	2,698	12,723	15,090	(2,367)
Add: Dividends and accretion of redeemable preferred stock	25,311	16,978	8,333	68,109	51,563	16,546
Add: Interest and other costs on pension and OPEB liabilities	(265)	(248)	(17)	(794)	214	(1,008)
Add: Other non-recurring items (3)	962	—	962	2,295	—	2,295
Less: Equity in (earnings) losses of unconsolidated entities	(2,928)	14,308	(17,236)	(6,247)	38,998	(45,245)
Less: Non-controlling share of Adjusted EBITDA (4)	(7,483)	(6,318)	(1,165)	(22,292)	(20,305)	(1,987)
Adjusted EBITDA (Non-GAAP)	$70,931	$36,928	$34,003	$272,066	$98,415	$173,651
_______________________________
(1)Includes the following items for the three months ended September 30, 2025 and 2024: (i) depreciation and amortization expense of $34,813 and $19,492, (ii) capitalized contract costs amortization of $1,233 and $1,233 and (iii) amortization of other comprehensive income of $(9,238) and $—, respectively. Includes the following items for the nine months ended September 30, 2025 and 2024: (i) depreciation and amortization expense of $93,823 and $60,176, (ii) capitalized contract costs amortization of $3,698 and $3,242 and (iii) amortization of other comprehensive income of $(13,970) and $—, respectively.
(2)Includes the following items for the three months ended September 30, 2025 and 2024: (i) net income (loss) of $5,100 and $(14,352), (ii) interest expense of $— and $10,826, (iii) depreciation and amortization expense of $1,852 and $6,911, (iv) acquisition and transaction expenses of $— and $47, (v) changes in fair value of non-hedge derivative instruments of $—

and $(2,572), (vi) asset impairment charges of $— and $24, (vii) equity method basis adjustments of $— and $17, (viii) losses on the modification or extinguishment of debt of $— and $4,724 and (ix) provision for income taxes of $1,371 and $—, respectively. Includes the following items for the nine months ended September 30, 2025 and 2024: (i) net income (loss) of $11,578 and $(39,132), (ii) interest expense of $7,648 and $32,901, (iii) depreciation and amortization expense of $4,736 and $20,091, (iv) acquisition and transaction expenses of $201 and $97, (v) changes in fair value of non-hedge derivative instruments of $(12,822) and $(4,394), (vi) equity-based compensation expense of $— and $2, (vii) asset impairment of $— and $274, (viii) equity method basis adjustments of $10 and $49, (ix) losses on the modification or extinguishment of debt of $— and $4,724, (x) provision for income taxes of $1,371 and $— and (xi) other non-recurring items of $1 and $478, respectively.
(3)Includes the following items for the three months ended September 30, 2025: (i) Railroad severance expense of $7 and (ii) non-ordinary professional fees of $955. Includes the following items for the nine months ended September 30, 2025: (i) incidental utility rebillings of $650, (ii) loss on inventory heel of $385, (iii) Railroad severance expense of $305 and (iv) non-ordinary professional fees of $955.
(4)Includes the following items for the three months ended September 30, 2025 and 2024: (i) equity-based compensation of $120 and $240, (ii) provision for (benefit from) income taxes of $14 and $(98), (iii) interest expense of $4,122 and $3,078, (iv) depreciation and amortization expense of $3,079 and $3,274, (v) changes in fair value of non-hedge derivative instruments of $(3) and $—, (vi) acquisition and transaction expenses of $52 and $—, (vii) interest and other costs on pension and OPEB liabilities of $(2) and $(1), (viii) asset impairment charges of $(2) and $—, (ix) losses on the modification or extinguishment of debt of $2 and $(175), (x) equity in earnings of unconsolidated entities of $31 and $—, (xi) dividends and accretion of redeemable preferred stock of $72 and $— and (xii) other non-recurring items of $(2) and $—, respectively. Includes the following items for the nine months ended September 30, 2025 and 2024: (i) equity-based compensation expense of $344 and $939, (ii) provision for (benefit from) income taxes of $202 and $(374), (iii) interest expense of $11,768 and $7,906, (iv) depreciation and amortization expense of $9,219 and $9,855, (v) changes in fair value of non-hedge derivative instruments of $(3) and $—, (vi) acquisition and transaction expenses of $218 and $3, (vii) interest and other costs on pension and OPEB liabilities of $(5) and $1, (viii) asset impairment of $25 and $—, (ix) losses on the modification or extinguishment of debt of $360 and $1,975, (x) equity in earnings of unconsolidated entities of $31 and $—, (xi) dividends and accretion of redeemable preferred stock of $72 and $— and (xii) other non-recurring items of $61 and $—, respectively.

The following tables sets forth a reconciliation of net income (loss) attributable to stockholders, before series B preferred stock dividend and loss on extinguishment of preferred stock to Adjusted EBITDA for our four core segments for the three months ended September 30, 2025:

	Three Months Ended September 30, 2025
(in thousands)	Railroad	Jefferson Terminal	Repauno	Power and Gas	Four Core Segments
Net income (loss) attributable to stockholders, before series B preferred stock dividend and loss on extinguishment of preferred stock	$2,949	$(11,978)	$(6,167)	$566	$(14,630)
Add: Provision for (benefit from) income taxes	4,040	(39)	19	—	4,020
Add: Equity-based compensation expense	354	332	718	—	1,404
Add: Acquisition and transaction expenses	(459)	—	998	162	701
Add: (Gains) losses on the modification or extinguishment of debt and capital lease obligations	—	(13)	—	47	34
Add: Changes in fair value of non-hedge derivative instruments	(470)	—	—	681	211
Add: Asset impairment charges	—	—	—	—	—
Add: Incentive allocations	—	—	—	—	—
Add: Depreciation and amortization expense (1)	5,151	12,591	2,489	6,330	26,561
Add: Interest expense	80	17,064	3,012	27,956	48,112
Add: Pro-rata share of Adjusted EBITDA from unconsolidated entities (2)	8,408	—	—	—	8,408
Add: Dividends and accretion of redeemable preferred stock	12,487	—	—	—	12,487
Add: Interest and other costs on pension and OPEB liabilities	(265)	—	—	—	(265)
Add: Other non-recurring items (3)	7	—	—	—	7
Less: Equity in earnings of unconsolidated entities	(3,013)	—	—	—	(3,013)
Less: Non-controlling share of Adjusted EBITDA (4)	(141)	(6,933)	(409)	—	(7,483)
Adjusted EBITDA (Non-GAAP)	$29,128	$11,024	$660	$35,742	$76,554
_______________________________
(1)Jefferson Terminal
Includes the following items for the three months ended September 30, 2025: (i) depreciation and amortization expense of $11,358 and (ii) capitalized contract costs amortization of $1,233.
Power and Gas
Includes the following items for the three months ended September 30, 2025: (i) depreciation and amortization expense of $15,568 and (ii) amortization of other comprehensive income of $(9,238).
(2)Railroad
Includes the following items for the three months ended September 30, 2025: (i) net income of $5,185, (ii) depreciation and amortization expense of $1,852 and (iii) provision for income taxes of $1,371.
(3)Railroad
Includes the following items for the three months ended September 30, 2025: Railroad severance expense of $7.
(4)Railroad
Includes the following items for the three months ended September 30, 2025: (i) equity-based compensation expense of $2, (ii) provision for income taxes of $22, (iii) depreciation and amortization expense of $25, (iv) acquisition and transaction expenses of $(4), (v) interest and other costs on pension and OPEB liabilities of $(2), (vi) asset impairment charges of $(2), (vii) equity in earnings of unconsolidated entities of $31, (viii) dividends and accretion of redeemable preferred stock of $72 and (ix) changes in fair value of non-hedge derivative instruments of $(3).

Jefferson Terminal
Includes the following items for the three months ended September 30, 2025: (i) equity-based compensation expense of $77, (ii) benefit from income taxes of $(9), (iii) interest expense of $3,952, (iv) depreciation and amortization expense of $2,916 and (v) losses on the modification or extinguishment of debt of $(3).
Repauno
Includes the following items for the three months ended September 30, 2025: (i) equity-based compensation expense of $41, (ii) provision for income taxes of $1, (iii) interest expense of $170, (iv) depreciation and amortization expense of $138, (v) acquisition and transaction expenses of $56, (vi) loss on the modification or extinguishment of debt of $5 and (vii) other non-recurring items of $(2).